UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2004
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Atlas Air, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

Press Release

Item 7.01 Regulation FD Disclosure

On October 29, 2004, Atlas Air Worldwide Holdings, Inc., the parent company of Atlas Air, Inc., issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Atlas Air Worldwide Holdings, Inc., dated October 29, 2004
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: October 29, 2004	By:	/s/ John W. Dietrich

Name: John W. Dietrich
Title: Senior Vice President,
General Counsel and Chief
Human Resources Officer

Atlas Air, Inc.

Dated: October 29, 2004	By:	/s/ John W. Dietrich

Name: John W. Dietrich
Title: Senior Vice President,
General Counsel and Chief
Human Resources Officer

EXHIBIT INDEX

99.1	Press release of Atlas Air Worldwide Holdings, Inc., dated October 29, 2004.